POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Alvin R. Albe, Jr.

Alvin R. Albe, Jr.

POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Ira P. Cohen

Ira P. Cohen

POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Keith M. Schappert

Keith M. Schappert

POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Sreeniwas V. Prabhu

Sreeniwas V. Prabhu

POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Andrea N. Mullins

Andrea N. Mullins

POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian, jointly and severally, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Angel Oak Financial Strategies Income Term Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), relating to the proposed reorganization of the Vivaldi Opportunities Fund with and into the Angel Oak Financial Strategies Income Term Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, any and all such amendments to the Registration Statement filed with the SEC under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by such individual.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of January, 2020.

/s/ Samuel R. Dunlap

Samuel R. Dunlap